EXHIBIT 99.1

Support.com Reports First Quarter 2012 Financial Results

REDWOOD CITY, CA—May 2, 2012 - Support.com, Inc. (NASDAQ: SPRT), a provider of technology support services and software for consumers and small business, today reported unaudited financial results for its first quarter ended March 31, 2012.

Q1 2012 Financial Summary

For the first quarter of 2012, total revenue was $17.6 million compared to $15.0 million in the fourth quarter of 2011 and $13.0 million in the first quarter of 2011.

On a GAAP basis, loss from continuing operations for the first quarter of 2012 was $4.4 million, or $(0.09) per share, compared to $4.2 million, or $(0.09) per share, in the fourth quarter of 2011 and $3.1 million, or $(0.07) per share, in the first quarter of 2011.

Non-GAAP loss from continuing operations for the first quarter of 2012 was $2.9 million, or $(0.06) per share, compared to $2.8 million, or $(0.06) per share, in the fourth quarter of 2011, and $2.2 million, or $(0.05) per share, in the first quarter of 2011.

Non-GAAP results exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense and tax expense associated with acquired goodwill. These items impacted results from continuing operations by $1.5 million in the first quarter of 2012, $1.4 million in the fourth quarter of 2011 and $925,000 in the first quarter of 2011.  A reconciliation of GAAP to non-GAAP results is presented in the tables below.

"We delivered strong Q1 results highlighted by sequential revenue growth of 17%, renewal of a retail partnership, business development progress and reduced cash usage," said Josh Pickus, President and Chief Executive Officer.  "As we move forward in the year, we are focused on expanding our revenue base and driving operational efficiencies to achieve profitability."

Balance Sheet Information

At March 31, 2012 cash, cash equivalents and investments were $51.6 million compared to $53.0 million at December 31, 2011.

Recent Highlights

•	Revenue increased 17% sequentially and 35% year-over-year
•	Office Depot contract renewed
•	CosmosTM Android application launched - provides battery optimization and privacy protection for mobile devices
•	Reduction of work-from-home sales agent workforce initiated

Conference Call

Support.com will host a conference call discussing the Company's first quarter 2012 results on Wednesday, May 2, 2012 starting at 4:30 p.m. ET (1:30 p.m. PT). A live audio webcast and replay of the call will be available at the Investor Relations section of Support.com's website at http://www.support.com/about/investor-relations/webcastsevents. The live call may be accessed by dialing (877) 312-8789 (domestic) or (253) 237-1314 (international) and referencing passcode 70795863. A replay of the call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international), and referencing passcode 70795863.

About Support.com

Support.com, Inc. (NASDAQ: SPRT) provides technology support services and software for consumers and small business. The Support.com® Personal Technology Experts® provide a quick, cost-effective and stress-free technology support experience over the Internet and the phone using the Company's advanced technology platform. Support.com also offers a wide range of easy-to-use software products that detect and repair common computer problems and optimize performance and security. Support.com offers programs through many of the nation's leading retailers, broadband service providers and technology companies, and provides software to over a million consumers and small businesses. For more information please visit us at: www.support.com, www.facebook.com/support.com, or http://twitter.com/support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about/careers.

Copyright © 2012 Support.com, Inc. All rights reserved. Support.com, Personal Technology Experts and Cosmos are trademarks or registered trademarks of Support.com, Inc. in the U.S. and other countries.

Note on Forward-Looking Statements

Statements made in this document that are not historical facts are "forward-looking statements" and accordingly involve risks and uncertainties that could cause actual results to differ materially from those described herein. Forward-looking statements include, for example, all statements relating to projected financial performance (including without limitation statements involving projections of revenue, margin, income (loss), earnings (loss) per share, cash usage, capital structure, and other financial items); the plans and objectives of management for future operations, partnerships, products, services or investments; and future performance in economic and other terms. The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to retain and grow major partnerships, our ability to market and sell software and services to consumers and small businesses, our ability to maintain and grow revenue, our ability to scale and manage our workforce and our ability to control expenses and achieve desired margins. These and other risks are detailed in Support.com's reports filed with the Securities and Exchange Commission, including without limitation its latest Annual Report on Form 10-K and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com does not intend to update this information to reflect future events or circumstances, and disclaims any obligation to do so except as may be required by law.

Disclosure Regarding Non-GAAP Financial Measures

Support.com has excluded stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense and tax expense associated with acquired goodwill from its GAAP results in order to determine the non-GAAP financial measures of loss from continuing operations and loss from continuing operations per share referenced in this document. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its operating performance because such expense does not require cash settlement and because such expense is not used by management to assess the performance of the Company's business. Stock-based compensation expense was $995,000 in the first quarter of 2012, compared to $957,000 in the fourth quarter of 2011 and $805,000 in the first quarter of 2011.

B. Amortization of intangible assets and other. Management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such charges enables more consistent evaluation of the Company's operating performance. Management also excludes such charges because they represent non-cash expenses. Amortization of intangible assets and other was $367,000 in the first quarter of 2012, compared to $331,000 in the fourth quarter of 2011 and $83,000 in the first quarter of 2011.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not undertake restructurings on a predicable basis and excluding such charges enables more consistent evaluation of the Company's operating performance. Restructuring and impairment charges were zero in the first quarter of 2012, compared to zero in the fourth quarter of 2011 and $37,000 in the first quarter of 2011.

D. Acquisition expense. Management excludes acquisition expense such as legal fees and advisor fees when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance. Acquisition expense was $19,000 in the first quarter of 2012, compared to $5,000 in the fourth quarter of 2011 and zero in the first quarter of 2011.

E. Tax expense associated with acquired goodwill.  The Company is required to record a deferred tax liability and the related tax expense that results from the amortization for income tax purposes of acquired goodwill.  Management excludes tax expense associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense enables more consistent evaluation of the Company's operating performance.  Tax expense associated with acquired goodwill was $69,000 in the first quarter of 2012, compared to $67,000 in the fourth quarter of 2011 and zero in the first quarter of 2011.

The Company believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with the Company's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company's financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such charges and expenses will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	December 31,		March 31,
	2012 (1)	2011	(2)	2011 (1)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$50,363	$51,902		$70,107
Accounts receivable, net	9,007	10,284		5,859
Prepaid expenses and other current assets	1,455	1,068		1,232
Total current assets	60,825	63,254		77,198
Long-term investment	1,225	1,111		2,598
Property and equipment, net	510	461		601
Goodwill	14,240	13,621		10,181
Purchased technology, net	123	143		206
Intangible assets, net	5,846	5,670		993
Other assets	958	736		684

Total assets	$83,727	$84,996		$92,461

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued compensation	$3,399	$2,872		$2,236
Other accrued liabilities	5,458	4,491		3,710
Short-term deferred revenue	4,919	4,723		1,996
Total current liabilities	13,776	12,086		7,942
Long-term deferred revenue	388	489		-
Other long-term liabilities	1,151	1,086		716
Total liabilities	15,315	13,661		8,658

Stockholders' equity:
Common stock	5	5		5
Additional paid-in-capital	235,233	233,977		230,713
Accumulated other comprehensive loss	(1,504)	(1,698)		(1,464)
Accumulated deficit	(165,322)	(160,949)		(145,451)
Total stockholders' equity	68,412	71,335		83,803

Total liabilities and stockholders' equity	$83,727	$84,996		$92,461

Note 1: Amounts  are subject to completion of managements and its independent  registered public accounting firm's customary closing and review procedures.

Note 2: Derived from audited financial statements.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2012 (1)	2011	2011
Revenue:
Services	$13,765	$11,124	$9,150
Software and other	3,823	3,881	3,880
Total revenue	17,588	15,005	13,030

Cost of revenue:
Cost of services	10,291	8,584	6,817
Cost of software and other	470	449	404
Total cost of revenue	10,761	9,033	7,221

Gross profit	6,827	5,972	5,809

Operating expenses:
Research and development	1,770	1,599	1,448
Sales and marketing	6,130	5,509	4,785
General and administrative	2,914	2,706	2,786
Amortization of intangible assets and other	367	331	83
Total operating expenses	11,181	10,145	9,102

Loss from operations	(4,354)	(4,173)	(3,293)
Interest income and other, net	75	84	150
Loss from continuing operations, before income taxes	(4,279)	(4,089)	(3,143)
Income tax provision	118	106	2
Loss from continuing operations, after income taxes	(4,397)	(4,195)	(3,145)

Income (loss) from discontinued operations, after income taxes	24	(154)	3

Net loss	$(4,373)	$(4,349)	$(3,142)

Basic and diluted earnings per share:
Loss from continuing operations, after income taxes	$(0.09)	$(0.09)	$(0.07)
Earnings (loss) from discontinued operations, after income taxes	0.00	(0.00)	0.00
Net loss per basic and diluted share:	$(0.09)	$(0.09)	$(0.07)

Shares used in computing per share amounts:
Basic	48,418	48,351	48,181
Diluted	48,418	48,351	48,181

Note 1: Amounts are subject to completion of management's and its independent registerd public accounting firm's customary closing and review procedures.

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2012	2011	2011

GAAP cost of revenue	$10,761	$9,033	$7,221
Stock-based compensation expense (Cost of revenue portion only)	(104)	(91)	(55)
Restructuring and impairment charges (Cost of revenue portion only)	-	-	(37)
Non-GAAP cost of revenue	$10,657	$8,942	$7,129

GAAP operating expenses	$11,181	$10,145	$9,102
Stock-based compensation expense (Excl. cost of revenue portion)	(891)	(866)	(750)
Amortization of intangible assets and other	(367)	(331)	(83)
Acquisition expense	(19)	(5)	-
Non-GAAP operating expenses	$9,904	$8,943	$8,269

GAAP income tax provision	$118	$106	$2
Tax expense associated with acquired goodwill	(69)	(67)	-
Non-GAAP income tax provision	$49	$39	$2

GAAP loss from continuing operations, after income taxes	$(4,397)	$(4,195)	$(3,145)
Stock-based compensation expense	995	957	805
Amortization of intangible assets and other	367	331	83
Restructuring and impairment charges	-	-	37
Acquisition expense	19	5	-
Tax expense associated with acquired goodwill	69	67	-
Total impact of Non-GAAP exclusions	$1,450	$1,360	$925

Non-GAAP loss from continuing operations, after income taxes	$(2,947)	$(2,835)	$(2,220)

Basic net and diluted loss per share from continuing operations, after income taxes
GAAP	$(0.09)	$(0.09)	$(0.07)
Non-GAAP	$(0.06)	$(0.06)	$(0.05)

Shares used in computing per share amounts (GAAP)
Basic	48,418	48,351	48,181
Diluted	48,418	48,351	48,181

Shares used in computing per share amounts (Non-GAAP)
Basic	48,418	48,351	48,181
Diluted	48,418	48,351	48,181

The adjustments above reconcile the Company’s GAAP financial results to the non-GAAP financial measures used by the Company. The Company’s non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other,  restructuring and impairment charges, acquisition expense and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company’s GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

Amounts in the first quarter of 2012 are subject to completion of management’s and its independent registered public accounting firm's customary closing and review procedures.

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense and tax expense associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP.  Moreover, there are material limitations associated with the use of non-GAAP financial measures. See the text of this press release for more information on non-GAAP financial measures.

2012 amounts are subject to completion of management's and its independent registered public accounting firm's customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Scott Morgan
Market Street Partners
(415) 445-3235
sprt@marketstreetpartners.com

Media Contact
Seth Geisler
Martin Levy Public Relations, Inc.
(858) 610-9860
seth@martinlevypr.com